Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

I, Maurice E. Carson, Senior Vice President and Chief Financial Officer of Kulicke and Soffa Industries, Inc., do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.
the Quarterly Report on Form 10-Q of Kulicke and Soffa Industries, Inc. for the quarterly period ended June 27, 2009 (the “June 27, 2009 Form 10-Q”), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.	the information contained in the June 27, 2009 Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Kulicke and Soffa Industries, Inc.

Dated: July 30, 2009	/s/ MAURICE E. CARSON
Maurice E. Carson
Senior Vice President and Chief Financial Officer